UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2015

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Amendment to First Lien Credit Agreement

On August 5, 2015 and effective as of June 30, 2015, Full House Resorts, Inc. (the “Company”) entered into a Fifth Amendment to First Lien Credit Agreement (the “First Lien Amendment”). The First Lien Amendment amends certain provisions of the First Lien Credit Agreement, dated as of June 29, 2012 (as amended, the “First Lien Credit Agreement”), by and among the Company, as borrower; the lenders from time to time parties thereto (the “First Lien Lenders”); and Capital One, National Association (“Capital One”), as administrative agent for the Lenders, as L/C Issuer and as Swing Line Lender. Terms used but not defined in this section are defined in the First Lien Credit Agreement.

The First Lien Amendment:

•	Extends the maturity date to October 1, 2016;

•
Modifies the definition of Adjusted EBITDA to allow the addition of up to $300,000 in pre-opening and development expenses related to the construction of the hotel adjacent to the Silver Slipper Casino;

•	Modifies the Fixed Charge Coverage Ratio to exclude up to $9,100,000 in non-financed Capital Expenditures incurred to construct the Silver Slipper hotel;

•	Adjusts the Total Leverage Ratio and First Lien Leverage Ratio covenants to accommodate the delayed opening of the Silver Slipper hotel;

•	Modifies certain other financial covenants; and

•	Requires payment of an amendment fee of $131,250 in connection therewith.

This summary is qualified in its entirety by the terms of the First Lien Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Amendment to Second Lien Credit Agreement

On August 5, 2015 and effective as of June 30, 2015, the Company entered into an Amendment No. 4 to Second Lien Credit Agreement (the “Second Lien Amendment”). The Second Lien Amendment amends certain provisions of the Second Lien Credit Agreement, dated as of October 1, 2012 (as amended, the “Second Lien Credit Agreement”), by and among the Company, as borrower; the financial institutions from time to time listed therein (the “Second Lien Lenders”); and ABC Funding, LLC (“ABC Funding”), as administrative agent for the Second Lien Lenders. Terms used but not defined in this section are defined in the Second Lien Credit Agreement.

The Second Lien Amendment:

•
Modifies the definition of Adjusted EBITDA to allow the addition of up to $300,000 in pre-opening and development expenses related to the construction of the hotel adjacent to the Silver Slipper Casino;

•	Modifies the Fixed Charge Coverage Ratio to exclude up to $9,100,000 in non-financed Capital Expenditures incurred to construct the Silver Slipper hotel;

•	Adjusts the Total Leverage Ratio and First Lien Leverage Ratio covenants to accommodate the delayed opening of the Silver Slipper hotel;

•	Modifies certain other financial covenants;

•
Creates a variable interest rate through a pricing grid based on the Company’s Total Leverage Ratio. For a Total Leverage Ratio below 6.25 to 1.00, the interest rate can vary between a minimum of 13.25% to 14.25%. If the Company’s Total Leverage Ratio is at or above 6.25 to 1.00, the Company may, at its option, pay interest (i) solely in cash at the maximum rate of 14.75%, or (ii) partially in cash at 14.25% and “in kind” at 1% by capitalizing the interest and adding the capitalized interest to the principal of the Term Loans;

•	Requires payment of an amendment fee of $100,000 (0.50% of the outstanding amount of the Term Loans) in connection therewith; and

•	Amends the prepayment premium to the following amounts:

◦	Prior to January 1, 2016, 1% of the aggregate principal amount of Term Loans prepaid;

◦	On or after January 1, 2016 and before April 1, 2016, 0.50% of the aggregate principal amount of the Term Loans prepaid; and

◦	On or after April 1, 2016, no prepayment premium applies.

This summary is qualified in its entirety by the terms of the Second Lien Amendment, a copy of which is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Ancillary Agreements

In connection with the First Lien Amendment and/or the Second Lien Amendment, as applicable:

i.
Robert and Louise Johnson, LLC, a wholly-owned subsidiary of the Company, executed that certain Joinder Agreement to the First Lien Guaranty Agreement dated as of June 30, 2015 (the “First Lien Joinder Agreement”) and that certain Joinder Agreement to the Second Lien Guaranty Agreement dated as of June 30, 2015 (the “Second Lien Joinder Agreement”). The First Lien Joinder Agreement and Second Lien Joinder Agreement are attached as Exhibits 10.3 and 10.4, respectively, to this Form 8-K and incorporated herein by reference.

ii.
The Company’s subsidiaries executed that certain Acknowledgment of First Lien Guarantors (the “Acknowledgment of Guarantors”) dated as of June 30, 2015, by and between (a) Full House Subsidiary, Inc., Full House Subsidiary II, Inc., Gaming Entertainment (Indiana) LLC, Gaming Entertainment (Nevada) LLC, Stockman’s Casino, and Silver Sipper Casino Venture LLC, and (b) Capital One, as Administrative Agent and Collateral Trustee for the Lender Parties (each as defined in the First Lien Credit Agreement).

iii.
Capital One, National Association executed that certain Acknowledgment of First Lien Lenders, dated as of August 5, 2015, and effective as of June 30, 2015, in favor of ABC Funding, LLC as administrative agent and as collateral trustee for the Second Lien Lenders.

iv.
ABC Funding, LLC executed that certain Acknowledgment of Second Lien Lenders dated as of June 30, 2015 in favor of Capital One, National Association, as administrative agent and as collateral trustee for the First Lien Lenders.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1
Fifth Amendment to First Lien Credit Agreement, dated as of June 30, 2015, by and among Full House Resorts, Inc. as borrower, the Lenders from time to time parties thereto and Capital One, National Association, as administrative agent for the Lenders, as L/C Issuer and as Swing Line Lender.

Exhibit 10.2
Amendment No. 4 to Second Lien Credit Agreement, dated as of August 5, 2015 and effective as of June 30, 2015, by and among Full House Resorts, Inc., as borrower, the Lenders named therein and ABC Funding, LLC, as administrative agent for the Lenders.

Exhibit 10.3
Joinder Agreement to the First Lien Guaranty Agreement by Robert and Louise Johnson, LLC in favor of Capital One, National Association, as administrative agent for the Lender Parties, dated as of June 30, 2015.

	Exhibit 10.4	Joinder Agreement to the Second Lien Guaranty Agreement by and between Robert and Louise Johnson, LLC and ABC Funding, LLC, as administrative agent for the Lender Parties, dated as of June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: August 10, 2015	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fifth Amendment to First Lien Credit Agreement, dated as of June 30, 2015, by and among Full House Resorts, Inc. as borrower, the Lenders from time to time parties thereto and Capital One, National Association, as administrative agent for the Lenders, as L/C Issuer and as Swing Line Lender.

10.2
Amendment No. 4 to Second Lien Credit Agreement, dated as of August 5, 2015 and effective as of June 30, 2015, by and among Full House Resorts, Inc., as borrower, the Lenders named therein and ABC Funding, LLC, as administrative agent for the Lenders.

10.3
Joinder Agreement to the First Lien Guaranty Agreement by Robert and Louise Johnson, LLC in favor of Capital One, National Association, as administrative agent for the Lender Parties, dated as of June 30, 2015.

10.4	Joinder Agreement to the Second Lien Guaranty Agreement by and between Robert and Louise Johnson, LLC and ABC Funding, LLC, as administrative agent for the Lender Parties, dated as of June 30, 2015.